SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

Alterola Biotech Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside, United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

______________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2021, the board of directors accepted the resignations of Timothy Rogers as Chief Executive Officer and Seamus McAuley as Chief Commercial Officer.

Also on June 21, 2021, we have appointed the following officers and directors: Tim Rogers as the Chairman of the Board, Colin Stott as Chief Operating Officer and Director, and Seamus McAuley as Chief Executive Officer.

Timothy Paul Rogers – Director /Chairman - Age 57

The employment history for Mr. Rogers is contained in Form 10-KT filed with the SEC on June 9, 2021.

Seamus McAuley – Chief Executive Officer- Age 45

The employment history for Mr. McAuley is contained in Form 10-KT filed with the SEC on June 9, 2021.

Colin Stott – Chief Operating Officer and Director - Age 54

From November 2020 – present, Mr. Stott has been Founder and Chief Executive Officer of Phytotherapeutix Holdings Ltd. From April 2019 – present, Mr. Stott has been Founder and Chief Executive Officer of Phytotherapeutix Ltd. From July 1, 2019 – December 1, 2020, he served as Chief Operating Officer for Alinova Biosciences Ltd. From June 1, 2017 – May 31, 2019, he served as Scientific Affairs Director, International Division for GW Pharmaceuticals plc. From January 2001 – May 31, 2017, he was R & D Operations Director for GW Pharmaceuticals plc.

Aside from the following, none of our new officers has had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. On January 19, 2021, we entered into a Stock Purchase Agreement with ABTI Pharma Limited, a company registered in England and Wales (“ABTI Pharma”), pursuant to which we acquired all of the outstanding shares of capital stock of ABTI Pharma from its shareholders in exchange for 600,000,000 shares of our company pro rata to the ABTI Pharma shareholders.

Also, we plan to enter into employment agreements with our executive officers once we raised sufficient capital to meet the financial obligations under those agreements.

There are no family relationships between any of the foregoing appointees and any of our directors or executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterola Biotech, Inc.

/s/ Seamus McAuley

Seamus McAuley

Chief Executive Officer

Date: June 21, 2021

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